SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 16, 2009

(Date of earliest event report)

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation or		Number)
organization)

Federal Way, Washington 98063-9777

(Address of principal executive offices)
(zip code)

Registrant’s telephone number, including area code:
(253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01.  Regulation FD
Item 9.  Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

SIGNATURES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C., 20549

ITEM 7.01.  REGULATION FD

On September 16, 2009 Patty Bedient, Executive Vice President and Chief Financial Officer of Weyerhaeuser Company participated in the JP Morgan Diversified Industries Conference.   A copy of the presentation slides are furnished as Exhibit 99.1 to this report.  This exhibit and a link to the audio recording of the conference are available on the Company’s website.

ITEM 9.  FINANCIAL STATEMENTS AND EXHIBITS

(d)           The following item is filed as an exhibit to this report:

Exhibit 99.1 – JP Morgan Diversified Industries Conference presentation slides dated September 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By:	/s/ Jeanne Hillman
Its: Vice President and Chief Accounting Officer

Date:  September 16, 2009